Exhibit 99.2

Welcome to Investor Day December 12, 2012

Comment Regarding Forward Looking Statements Certain of the statements contained in this press release/presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase, and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system; success of integration, restructuring or systems initiatives; interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments outside of the United States; changes and/or potential changes in Canadian provincial legislation affecting pharmaceutical product pricing or service fees or regulatory action by provincial authorities in Canada to lower pharmaceutical product pricing and service fees; the impact of divestitures or the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect our tax positions and/or our tax liabilities or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Steve Collis President and Chief Executive Officer

11 Years 30 Years 5 Years 21 Years 18 Years Steve Collis President and Chief Executive Officer Welcome & Introduction Pharmaceutical Distribution & Manufacturer Services Financial Overview Dave Neu President AmerisourceBergen Drug Corporation James Frary President AmerisourceBergen Specialty Group Peyton Howell President Global Sourcing and Manufacturer Relations Tim Guttman Senior Vice President and Chief Financial Officer Agenda

AmerisourceBergen Value Proposition

Services Across the Entire Product Life Cycle

16% CAGR +12% Note: Years prior to 2008 not adjusted for discontinuation of AndersonBrecon *GAAP Basis Earnings Per Share from Continuing Operations* +18% +31% +15% +10% $2.76 $0.52 $0.71 $0.92 $0.95 $0.59 $1.05 $1.26 $1.41 $1.67 $2.19 $2.51 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

+ demographics + expansion of coverage + new brand drug launches – fewer generic launches – increased focus on value – safety concerns & shortages – reimbursement pressures Pharmaceutical Sales Trends in 2013 and Beyond Source: IMS Health 2012 Prognosis Report Sales % growth $ millions Industry Landscape Organic industry growth returns after 2013

Stable industry and growing market Leading positions in fastest growing areas Consistent, solid financial performance Operational excellence Focused on the continuum of pharmaceutical care Well Positioned to Prosper

Innovation for Providers and Manufacturers Efficiency from Operational Excellence Cash Generation & Redeployment Growth by Expanding on our Strengths We Deliver Value

We Deliver Value Innovation for Providers and Manufacturers Collaboration across the entire portfolio of offerings brings solutions that streamline the paths to market and drive economic value across the continuum of care.

We Deliver Value Efficiency from Operational Excellence Investments we’ve made in SAP and other initiatives continue to drive meaningful productivity improvements and opportunities for margin expansion.

Excellent Stewardship Driven by Strong Performance We Deliver Value Cash Generation & Redeployment In FY2012: Generated $1.3 billion in CFFO Completed nearly $800 million in acquisitions Paid down nearly $400 million in debt Repurchased $1.2 billion of stock Increased our dividend by 62%

We Deliver Value Growth by Expanding on our Strengths Drive value by expanding on market leading programs for community pharmacy, community oncologists, hospitals and other providers, and begin to expand our leading pharmaceutical manufacturer services offerings beyond the US.

We Deliver Value World Courier Global Leader in niche clinical trial logistics Highly specialized, premium services for biopharmaceutical manufacturers Extensive owned network of global assets Presence in 52 countries Comprehensive relationships with local healthcare providers Solid Financial Performance and Exciting Market Opportunities

We Deliver Value World Courier—International Platform Low risk entry into overseas markets Unique access to manufacturer relationships in Europe, Southeast Asia and emerging markets Network to expand commercialization and other specialty and consulting service offerings Opportunity for global 3PL relationships Build on the strength of manufacturer relationships we have in the U.S. and expand into other markets

We Deliver Value Core Strength is U.S. Drug Distribution Stable industry and a growing market Extensive manufacturer relationships Diverse base of high quality provider customers Consistent performance Tremendous cash generation AmerisourceBergen Drug Corporation is a consistent performer that funds our future growth

David Neu President AmerisourceBergen Drug Corporation

We Deliver Value AmerisourceBergen Drug Corporation FY2012 revenues of $65 billion 37 distribution centers in North America Prime vendor contracts with diverse customers Broad manufacturer relationships Branded Rx Generic Rx Biotech and specialty medicines Over-the-counter (OTC) remedies, HH Care, Health Beauty Aids Excellent working capital characteristics

We Deliver Value FY2012 Financial Highlights AmerisourceBergen Drug Corporations revenues down 3% Gross margin up significantly Expenses down Operating margin up substantially Stellar working capital management Expanded contract with largest customer Excellent Performance

We have made over $1B in investments Distribution center consolidation Automation, workflow management Advanced replenishment Information Technology Infrastructure/ERP platforms We Deliver Value Investing in the Future Managing Supply Chain Risk End-to-End

Health Reform Initiatives Medicare/Medicaid Changes Commercial Market Adjustments More Patients Fewer Dollars Trade Consolidation Increase Revenues Reduce Costs Improve Compliance & Adherence Industry Landscape As Healthcare Evolves, Productivity Must Improve

Master Data Management Back-Office Migration Distribution Center Deployments Foundational data used to build business transactions Accounts receivable, accounts payable, inventory management; financial management and reporting Order management, customer service, and credit management; New customer order entry platform Completed: July 2010 Completed: October 2010 Phased Deployments Nearly Complete We Deliver Value SAP Implementation Nearing Completion

Distribution Services Financial Management Information & Data Management Sales & Marketing Services We Deliver Value Extensive Supply Chain Services Brand Rx Generic Rx HBA/OTC Retail Hospitals Clinics PBM/Mail LT Care Other Dispensers

Community Pharmacy Enhance GNP Specialty Capture Uninsured Volume PRxO Generics Penetration Health Systems Quality Care Solutions Market Growth Solutions Cost Control Solutions Oncology Programs We Deliver Value Growth by Expanding on Our Strengths

Retail Value Proposition Our objective is to ensure the stability and growth of independent pharmacies through three business imperatives as presented to customers STABILIZE CORE MAXIMIZE PROFITABILITY GROW CUSTOMER BASE BUSINESS COACHING THE FRONT END SOLUTION PATIENT CARE SERVICES Insite Pharmacy Performance “Dashboard” GNP Select Vendors for Rx, POS, and iVR Systems Good Neighbor Pharmacy* Branding & Marketing

We Deliver Value

We Deliver Value GOOD NEIGHBOR PHARMACY Walgreens CVS RiteAid GNPPN WalMart Access Networks Ranked by Store Count*

We Deliver Value Health Systems Performance Drivers QUALITY CARE SOLUTIONS MARKET GROWTH SOLUTIONS COST CONTROL SOLUTIONS > Medication process > Employee pharmacy services > Performance assessment > Medication policy > employer pharmacy services > Inventory management > Medication tracking > Community pharmacy services > Pharmacy transition execution > Coordinated patient care > Integrated services center

Pharmacy Packaging & Services American Health Packaging Pharmacy facing packaging services & product offerings Ready to dispense product offerings Unit dose Unit of use Channel access and share capture to institutional pharmacies Pharmacy dispensing automation Health Systems Community & Specialty Pharmacy Workflow optimization Inventory management AmerisourceBergen Technology Group Aligning like pharmacy customers to deliver broader comprehensive solutions and value Pharmacy Healthcare Solutions Ambulatory pharmacy expertise 340B comprehensive solution Operational consulting services Supply chain consulting services Patient assistance services Health Systems Offering

Maturity We Deliver Value Continued Opportunities in Generics Compliance management Customized portfolios Targeted incentives Multi-channel approach First to Shelf placement Vigorous contract process Customized packaging Inside Sales focus across segments

We Deliver Value Outlook for FY2013 and Beyond Tough generic launch comparison in FY2013 Generic launches rebound in FY2014 Continue to derive benefits from SAP implementation Improve performance in Canada Organic industry growth improves in FY2014 and beyond

James Frary President AmerisourceBergen Specialty Group

Specialty Group: Value through Market Leadership

AmerisourceBergen Specialty Group at a Glance

Source: 2012 Pharmaceutical Industry Profile, PhRMA Pipeline Remains Promising Medicines in Development in 2012: Selected Categories 1,000 900 800 700 600 500 400 300 200 100 948 460 398 255 252 212 141 139 132 88 85 85 76 72 24 Cancer Rate Diseases* Respiratory Disorders Mental Disorders Cardiovascular Disorders Diabetes Mellitus Lung Cancer Leukemia Breast Cancer HIV/AIDS Colorectal Cancer Skin Cancer Alzheimer’s Disease Parkinson’s Disease Reflects number of compounds in clinical trials or under review by the FDA. * Rare diseases are those affecting 200,000 or fewer people in the United States. SOURCES: Except where noted otherwise, data for listed conditions from: Adis R&D insight, Wolters Kluwer Health (Accessed 9 January 2012). Data for rare diseases are from: Pharmaceutical Research and Manufacturers of America, Orphan Drugs in Development for Rare Diseases 2011 (Washington, DC: phRMA 2011).

Prepared for Biosimilars ABSG extremely well positioned for biosimilars, in collaboration across AmerisourceBergen Commercialization of biosimilars will follow mold of branded products and require more services than traditional generics Market analysis and access strategies Special distribution and administration Compliance and persistency programs REMS

Solutions that Promote Practice Growth PRACTICE OPTIMIZE PRACTICES > Pricing & inventory > Technology > Payer support COMMUNITY FORGE COMMUNITIES > Co-op Relationships > Quality Initiatives > Value Based Pmt INDUSTRY BUILD NETWORK > Clinical Integration > Care Coordination > Site of Care

Practice Technologies to Address Specific Needs INVENTORY OPTIMIZATION NUCLEUS INVENTORY MANAGEMENT THERAPY ECONOMICS PROTOCOL ANALYZER TREATMENT MANAGEMENT INTELLIDOSE/ EMR PARTNERS CHARGE CAPTURE NUCLEUS INVENTORY/INTELLIDOSE CLAIMS MANAGEMENT NUCLEUS CLAIMS MANAGEMENT FINANCIAL INSIGHT NUCLEUS PERFORMANCE MANAGEMENT INCREASING EFFICIENCY AND PROFITABILITY

RFID-enabled consignment to invoice only on product use Individually tagged products 24/7 automated monitoring Remotely tracked for certainty in inventory Customer-set inventory levels Innovation in Specialty Distribution to Bring Value to Customers

February 2011 Xcenda PayerPulse (n=31) Which strategies is your health plan using to collaborate with oncologists? (check all that apply; of those that are collaborating with providers) Payer & Provider Collaborations Are Increasing

Source: Oncology Times, 25 April 2012 Consultants in Medical Oncology and Hematology—an ION Solutions practice in Penn.—became the first oncology practice to be recognized as a Level III patient-centered medical home by the National Committee for Quality Assurance (NCQA) Results include: A 65 percent decrease in emergency department visits per chemotherapy patient between 2006 and 2011 A 51 percent decline in the rate of hospital admissions per chemotherapy patient between 2007 and 2011 A 21 percent decline in length of stay for patients admitted to the hospital between 2008 and 2011 Customer Practices Setting Framework for the Future

Michigan Oncology Medical Home Demonstration Project Three active practices, 27 participating physicians Intended to promote an integrated approach to patient care: Results include: A 65 percent decrease in emergency department visits per chemotherapy patient between 2006 and 2011 A 51 percent decline in the rate of hospital admissions per chemotherapy patient between 2007 and 2011 A 21 percent decline in length of stay for patients admitted to the hospital between 2008 and 2011 Enabling New Approaches to Cancer Care

Outsourced Distribution Expertise

Office Locations (137 total) Investigational Drug Storage Depot (13 total) Alignment of WC’s local market knowledge and ICS’ expertise in 3PL a natural fit Diversity of WC’s locations and depth of relationships in each market gives ample geographic options for expansion Leveraging World Courier for Global 3PL

Specialty market continues to be a growth driver Growth fundamentals are strong, with opportunities in branded, biosimilar and generic products AmerisourceBergen Specialty Group will continue leadership in specialty market Breadth, depth and collaboration across AmerisourceBergen Quality service and customer satisfaction We continue to innovate to enhance the success of our partners Strong demand for AmerisourceBergen Specialty Group solutions to help pharma and providers improve quality and efficiency in specialty care Summary

Peyton Howell President, Global Sourcing and Manufacturer Relations

We Deliver Value Consulting Services A trusted, essential partner to manufacturers Lash Group (which now includes TheraCom and Premier Source) Xcenda Integrated expertise that directly aligns with manufacturer’s commercial objectives Proving Value Maximizing Access Improving Adherence Market-leading position in manufacturer support programs Proven experience in both specialty and primary care products across the product life cycle Supporting Patient Access Proving Value Improving Adherence

We Deliver Value Why are manufacturer services important?

We Deliver Value Example services across the product life cycle Development Strategic reimbursement assessment Health economics & outcomes assessment Pre-launch Market access and patient services development Payer & managed markets strategy Launch Implementation of programs and services Field reimbursement resources High Growth Managed markets agency services to support growth Adherence and services to support patient retention Market Maturity Services to support product differentiation to payers, patients and prescribers

We Deliver Value Market Leading Position Unmatched scale and breadth of services We now manage over 120 programs for over 60 different pharmaceutical, biotech, device and diagnostic manufacturers in FY12 Supported over one million unique patients in the past year alone With addition of TheraCom and Premier Source we are now the leading provider of services for medical benefit, pharmacy benefit and molecular diagnostic products Over 1,200 consulting engagements for over 100 different manufacturers in FY12 Over 4,200 seat call center capability including reimbursement counselors, nurses, pharmacist and case management professionals Field reimbursement teams support 10 different products

Case Study Example: Launch of new physician-administered injection Consulting engagement pre-approval to support Medicare coverage and product differentiation for coding & payment purposes Payer reimbursement tools and health policy tracking Ability to expand program team over 400% within two weeks to support unprecedented launch success Site coordination to support growth within practices Field reimbursement services in coordination with reimbursement support line Next phase of work to include managed markets agency services to message product to payers. Payer economic models to support payer negotiations. Comprehensive reimbursement support line program focused on speed and efficiency for the prescriber’s office

We Deliver Value FY2012 Highlights Successful integration of TheraCom and Premier Source FY2012 organic revenue growth of nearly 20%, excluding acquisitions Significant expansion of capabilities to support future growth and efficiency

We Deliver Value Innovation for Providers and Manufacturers Efficiency from Operational Excellence Productivity enhancements through technology Ability to leverage investments and innovations across portfolio of clients Cash Generation & Redeployment Growth by Expanding on our Strengths Unique value proposition for manufacturers Thoughtful investments to support growing areas New pharmacy benefit capabilities iPad tools and resources New e-capabilities New health policy tracking tools Connectivity with distribution services Field Reimbursement Programs Continued growth in patient retention services (adherence, patient education, nurse services) Health reform and health policy

We Deliver Value Outlook for FY13 and Beyond Health reform brings more opportunities Reimbursement support and adherence programs all poised for continued growth Uninsured patient assistance programs will shrink but that is modest part of current offering Biosimilars will also need full suite of commercialization services Opportunities to leverage automation and web tools particularly for pharmacy benefit products

We Deliver Value Manufacturer Services are a true differentiator for AmerisourceBergen Services are core to patient access and product use Fundamental to product success including speed of patient starts and patient retention Services deepen manufacturer relationships and directly support prescriber and patient needs Market leader for market access and patient support services with the scale to cost-effectively flex to manufacture needs A high growth, innovative business model where we can bring unique value to manufacturers

Tim Guttman Senior Vice President and Chief Financial Officer

ABC Business Model We Deliver Value Stable industry Organic growth Diverse revenue base Opportunities for margin expansion Excellent cash flow generation Reinvest, redeploy, return to shareholders

6 We Deliver Value Earnings Per Share from Continuing Operations* 16% CAGR +12% Note: Years prior to 2008 not adjusted for discontinuation of AndersonBrecon *GAAP Basis +18% +31% +15% +10% $0.52 $0.71 $0.92 $0.95 $0.59 $1.05 $1.26 $1.41 $1.67 $2.19 $2.51 $2.76 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

($Billions) We Deliver Value Revenues 5% CAGR $60.7 $65.5 $70.0 $71.6 $77.8 $80.0 $79.5 2006 2007 2008 2009 2010 2011 2012

We Deliver Value Diverse Mix of Revenues Institutional PBM Retail Specialty Manufacturer Services

We Deliver Value Operating Margin Expansion bps +8 +6 +7 +5 +18 +10 +8 Note: Years prior to 2008 not adjusted for discontinuation of AndersonBrecon Difficult Comparison in FY2013, but Operating Margin Expansion Expected to Return in FY2014 2006 2007 2008 2009 2010 201 1 2012 Operating Expense Gross Profit

We Deliver Value Cash Generation & Returns to Shareholders billions 30% Minimum FCF returned to shareholders from continuing operations $1.6 $1.4 $1.2 $1.0 $0.8 $0.6 $0.4 $0.2 $0.0 140% 120% 100% 80% 60% 40% 20% 0% 2006 2007 2008 2009 2010 2011 2012 % of FCF returned to shareholders Net Income from continuing operations Free Cash Flow

GAAP Diluted EPS* in the range of $3.06 to $3.16, up 11% to 14% Growth in 6% to 9% range Revenue Decline in the high single to low double-digit basis points range Operating Margin In the range of $750 to $850M including CapEx in $180M range Free Cash Flow At least $200M Share Repurchases *From Continuing Operations We Deliver Value Fiscal Year 2013 Targets

We Deliver Value Fiscal Year 2013 Targets Revenue Growth and Operating Margin by Business Unit Business Unit % of Revenue Revenue Growth Operating Margin Range ABDC 77% - 79% 6% - 9% 1.25% - 1.32% ABSG 19% - 20% 7% - 9% 1.80% - 1.90% Other 2% >50% 6% - 7% Total 100% 6% - 9% 1.46% – 1.50%

$1.1 billion of cash @ 9/30/12 ($600 million available) Free Cash Flow of $750-$850 million expected for FY13 Total available for investment about $1.3 billion to $1.5 billion What’s Available We Deliver Value Fiscal 2013 Capital Deployment At least $200 million in share repurchases in FY13 $200 million for dividends $900 million-$1.1 billion available for further investment Where to deploy? Significant Financial Flexibility

We Deliver Value Financial Stewardship Strong Operating Cash Flow Strong Balance Sheet 9/30/12 Total debt $1.4B 9/30/12 Cash $1.1B Ample Liquidity $700m avail on Revolver Commercial Paper Facility $700m avail on A/R Securitization Facility Investment Grade Debt Rating 30%-35% Debt/Capital Ratio Fund strategic growth and return cash to shareholders

We Deliver Value Looking Ahead Better organic growth Additional generic launches in ABDC & ABSG Potential for biosimilars Benefits from completion of SAP EBIT contributions from acquisitions Opportunities for capital redeployment

Q & A

Steve Collis President and Chief Executive Officer